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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported):   January 31, 2001

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                                METASOLV, INC.
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              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



             Delaware                  0-17920                75-2912166
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  (State or other jurisdiction       (Commission            (IRS Employer
        of incorporation)            File Number)        Identification No.)


                   5560 Tennyson Parkway, Plano, Texas 75024
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             (Address of Principal Executive Offices)   (Zip Code)


      Registrant's telephone number, including area code   (972) 403-8300

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits:

              Exhibit
              Number      Description

              99.1        Text of Press Release dated January 31, 2001.


ITEM 9.  REGULATION FD DISCLOSURE

     On January 31, 2001, MetaSolv, Inc. issued a press release announcing that it would provide an online Web simulcast and rebroadcast of its 2000 fourth quarter earnings release conference call, a copy of which is filed herewith as
Exhibit 99.1.


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    METASOLV, INC.



Date:  January 31, 2001             By:   /s/ Glenn A. Etherington
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                                         Glenn A. Etherington
                                         Chief Financial Officer
                                         Duly Authorized Officer on behalf
                                         of the Registrant




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